Supplement dated November 9, 2023
to the Prospectus and Summary Prospectus, as supplemented (as applicable), of the following fund:
Fund	Prospectus and Summary Prospectus
Columbia Funds Series Trust
Columbia Small Cap Value Fund II	Prospectus dated 7/1/2023, as supplemented
10/1/2023 and Summary Prospectus dated 7/1/2023
Effective immediately, the following changes are hereby made to the Fund's prospectus.
The first paragraph under the heading “Principal Investment Strategies” in the “Summary of the Fund” section of the Summary Prospectus and the Prospectus is hereby superseded and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000® Value Index (the Index) at the time of purchase (between $4.2 million and $7 billion as of May 31, 2023) that the Fund’s investment manager believes are undervalued and have the potential for long-term growth. The market capitalization range and composition of companies in the Index are subject to change. The Fund typically seeks to invest in companies at the higher end of the capitalization range of the Index that the Fund’s investment manager believes are more liquid.
The rest of the section remains the same.
The information under the heading “Fund Management” in the “Summary of the Fund” section of the Prospectus and Summary Prospectus is hereby superseded and replaced with the following:
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Management	Title	Role with Fund	Managed Fund Since
Jeremy Javidi, CFA	Senior Portfolio Manager	Lead Portfolio Manager	November 2023
C. Bryan Lassiter, CFA	Portfolio Manager	Portfolio Manager	November 2023
The rest of the section remains the same.
The first paragraph under the subsection "Principal Investment Strategies” in the "More Information About the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000® Value Index (the Index) at the time of purchase (between $4.2 million and $7 billion as of May 31, 2023) that the Fund’s investment manager believes are undervalued and have the potential for long-term growth. The market capitalization range and composition of companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund determines a company’s market capitalization at the time of investment. The Fund may continue to hold a security as part of its 80% policy even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index. The Fund typically seeks to invest in companies at the higher end of the capitalization range of the Index that the Investment Manager believes are more liquid.
The rest of the section remains the same.
The information under the heading “Portfolio Managers” in the “More Information About the Fund - Primary Service Provider Contracts” section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Management	Title	Role with Fund	Managed Fund Since
Jeremy Javidi, CFA	Senior Portfolio Manager	Lead Portfolio Manager	November 2023
C. Bryan Lassiter, CFA	Portfolio Manager	Portfolio Manager	November 2023
Mr. Javidi joined one of the Columbia Management legacy firms or acquired business lines in 2000. Mr. Javidi began his investment career in 2000 and earned a B.A. in quantitative economics and a B.S. in mechanical engineering from Tufts University.
SUP230_02_002_(11/23)

Mr. Lassiter joined the Investment Manager in 2021. Prior to joining the Investment Manager, he was a senior investment analyst on small and mid-cap U.S. equity portfolios for LMCG Investments. Mr. Lassiter began his investment career in 2004 and earned an M.B.A. from Columbia Business School and a B.B.A. in Finance from the University of Georgia.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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SUP230_02_002_(11/23)